UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): July 28, 2023
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LEONARDO DRS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-41565	13-2632319
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)
2345 Crystal Drive
Suite 1000
Arlington, Virginia 22202
(Address of principal executive offices)
(703) 416-8000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of each exchange on which registered
Common Stock, $0.01 par value	DRS	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company   ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02. Results of Operation and Financial Condition.
On July 28, 2023, Leonardo DRS, Inc.’s (the “Company”) majority stockholder, Leonardo S.p.A., an Italian società per azioni, listed on the Milan Stock Exchange (“Leonardo S.p.A”), of which the Company is a consolidated subsidiary, issued a press release announcing its consolidated financial results for the half year ended June 30, 2023 (the “Press Release”) as well as a presentation related to the release of its consolidated financial results for the half year ended June 30, 2023 (the “Presentation”), which are attached hereto as Exhibit 99.1 and 99.2 respectively. The Presentation was followed by a live question and answer webcast (the “Q&A”). A transcript of the Presentation and Q&A is attached hereto as Exhibit 99.3.
The financial information contained in these materials includes, on a consolidated basis, information regarding the Company’s results of operations and financial condition in accordance with International Financial Reporting Standards (“IFRS”), including but not limited to the financial information regarding the Company’s performance in the first half of 2023 in the table on page 10 of the Press Release, which differs in some respects from the accounting principles generally accepted in the United States of America (“U.S. GAAP”).
As previously announced, the Company plans to issue its quarterly earnings press release on August 2, 2023, which will contain financial information of the Company for the second quarter 2023 in accordance with U.S. GAAP.
The Press Release, Presentation, and transcript of the Presentation prepared remarks and Q&A are attached hereto as Exhibit 99.1, Exhibit 99.2, and Exhibit 99.3, respectively, and are being furnished to the Securities and Exchange Commission under both Item 2.02 “Results of Operations and Financial Condition” and Item 7.01 “Regulation FD Disclosure” of Form 8-K. The information furnished pursuant to this Form 8-K (including the exhibits hereto) shall not be considered “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or under the Exchange Act, unless the Company expressly states in such filing that such information is to be considered “filed” or incorporated by reference therein.

Item 7.01 Regulation FD Disclosure.
To the extent applicable, the information in Item 2.02 of this Form 8-K is incorporated by reference into this Item 7.01.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number Exhibit Description
        99.1 Leonardo S.p.A.’s HY 2023 Press Release
        99.2 Leonardo S.p.A.’s HY 2023 Presentation
        99.3 Leonardo S.p.A.’s HY 2023 Presentation and Q&A Transcript
104 Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEONARDO DRS, INC.
(Registrant)

Date: July 28, 2023	By:	/s/ Mark A. Dorfman
Mark A. Dorfman
Executive Vice President, General Counsel and Secretary